SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

CRESCENT REAL ESTATE EQUITIES COMPANY

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Press Release
Second Quarter 2004 Supplemental Operating and Financial Data
Investor Presentation

Item 7. Financial Statements and Exhibits.

     The following exhibits are included in this Form 8-K.

     (c) Exhibits

99.1	Press Release, dated August 3, 2004, of Crescent Real Estate Equities Company.

99.2	Second Quarter 2004 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for Second Quarter 2004

Item 12. Results of Operations and Financial Condition.

     The following information is being furnished under Item 12 — Results of Operations and Financial Condition.

     This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

     On August 3, 2004, Crescent Real Estate Equities Company (the “Company”) issued a press release to report its financial results for the quarter ended June 30, 2004. The release is furnished as Exhibit 99.1 hereto. On that date, the Company also posted to its website (www.crescent.com) its second quarter 2004, supplemental operating and financial data and investor presentation, which are furnished as Exhibits 99.2 and 99.3, respectively, to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY
By:	/s/ JERRY R. CRENSHAW, JR.
Name:	Jerry R. Crenshaw, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: August 3, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 3, 2004, of Crescent Real Estate Equities Company.

99.2	Second Quarter 2004 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for Second Quarter 2004